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                                                                   Exhibit 32(b)

                               CERTIFICATE OF THE
                           CHIEF FINANCIAL OFFICER OF
                         UNIVERSAL FOREST PRODUCTS, INC.

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

         I, Michael R. Cole, Chief Financial Officer of Universal Forest Products, Inc., certify, to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended March 27, 2004, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended March 27, 2004 fairly presents, in all material respects, the financial condition and results of operations of Universal Forest Products, Inc.

                         UNIVERSAL FOREST PRODUCTS, INC.

Date: April 23, 2004                     By: /s/ Michael R. Cole
                                             -----------------------------
                                             Michael R. Cole
                                         Its: Chief Financial Officer